Exhibit 10.30

SECOND AMENDMENT TO SUBORDINATED PROMISSORY NOTES

THIS SECOND AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Second Amendment”) is made and entered into as of December 31, 2015, by and among the undersigned holders (the “Holders”) of certain subordinated promissory notes issued by Pacific Office Properties, L.P., a Delaware limited partnership (the “Maker”), and the Maker.
WITNESSETH:
WHEREAS, each of the Holders is the holder of the subordinated promissory note or notes issued by the Maker described on Exhibit A hereto (each, a “Note” and collectively, the “Notes”);
WHEREAS, certain of the Notes were previously amended by that certain Amendment to Subordinated Promissory Notes, dated as of February 6, 2014, by and among the Holders and the Maker, and each of the Notes was amended or further amended by that certain Amendment to Subordinated Promissory Notes, dated as of March 10, 2015, by and among the Holders and the Maker;
WHEREAS, each of the Holders and the Maker desire to further amend certain provisions of the Notes, as hereinafter set forth;
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT:
1.    Maturity. The first sentence of paragraph 3(a) or 3(i), as applicable, of each Note is hereby deleted in its entirety and replaced with the following:
“Subject to the further provisions of this Section 3, the “Maturity Date” shall be the earlier to occur of (x) December 31, 2016, and (y) the date as of which the Maker has fully satisfied, or is released from, any and all liability (actual, contingent or otherwise) under that certain Indemnification Agreement dated as of September 2, 2009 between the Maker and Shidler Equities L.P., a Hawaii limited partnership (as the same has been or may be amended, restated, supplemented, modified or extended from time to time).”
2.    Full Force and Effect. Except as expressly modified and amended hereby, each Note shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved.
3.    Amendment Not Novation. The changes and modifications made to each Note by this Second Amendment constitute amendments to such Note and are not a novation of such Note.
4.    Counterparts. This Second Amendment may be executed in counterparts which, taken together, shall constitute a single instrument.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

PACIFIC OFFICE PROPERTIES, L.P.

By:    PACIFIC OFFICE PROPERTIES TRUST, INC., its sole general partner

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Chief Executive Officer

PAN AM PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

STIRR-DAVIES, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

WATERFRONT PARTNERS OP, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

250 QUEEN STREET INVESTMENT COMPANY,
a Hawaii limited partnership

By:    810 Richards Investment Corp.,
a Hawaii corporation, its General Partner

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:     Vice President

STIRR-PBN, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

SHIDLER EQUITIES L.P.,
a Hawaii limited partnership

By:    Shidler Equities Corp., a Hawaii corporation

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:     President

REYNOLDS PARTNERS,
a Hawaii limited partnership

By:    JC Reynolds, LLC, a Hawaii limited liability company, its general partner

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     ______________

JRI EQUITIES, LLC,
a California limited liability company

By:    /s/ James R. Ingebritsen
Name:    James R. Ingebritsen
Title:    Managing Member

MJR EQUITIES, LLC,
a California limited liability company

By:    /s/ Matthew J. Root
Name:    Matthew J. Root
Title:    Managing Member

/s/ Lawrence J. Taff
Lawrence J. Taff

CITY SQUARE EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

STIRR BLACK CANYON, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

STIRR 2155 KALAKAUA, LLC,
a Hawaii limited liability company

By:    SGIP Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

STIRR USB TOWER, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Vice President

Exhibit A

Holder	Date of Note	Principal Amount of Note
Pan Am Partners, LLC, a Delaware limited liability company	March 19, 2008	$727,280.00
STIRR-Davies, LLC, a Delaware limited liability company	March 19, 2008	$613,470.00
Waterfront Partners OP, LLC, a Hawaii limited liability company	March 19, 2008	$293,790.00
250 Queen Street Investment Company, a Hawaii limited partnership	March 19, 2008	$801,660.00
STIRR-PBN, LLC, a Hawaii limited liability company	March 19, 2008	$193,800.00
Shidler Equities, L.P., a Hawaii limited partnership (1)	March 19, 2008	$3,348,000.00
Reynolds Partners, L.P., a Hawaii limited partnership (1)	March 19, 2008	$3,348,000.00
JRI Equities, LLC, a California limited liability company (1)	March 19, 2008	$1,674,000.00
MJR Equities, LLC, a California limited liability company (1)	March 19, 2008	$1,674,000.00
Lawrence J. Taff (1)	March 19, 2008	$1,116,000.00
City Square Executive Partners, LLC, a Delaware limited liability company (1)	March 19, 2008	$840,000.00
Shidler Equities, L.P., a Hawaii limited partnership (2)	March 19, 2008	$519,133.63
Reynolds Partners, L.P., a Hawaii limited partnership (2)	March 19, 2008	$519,133.63
JRI Equities, LLC, a California limited liability company (2)	March 19, 2008	$259,566.81
MJR Equities, LLC, a California limited liability company (2)	March 19, 2008	$259,566.81
Lawrence J. Taff (2)	March 19, 2008	$173,044.54
City Square Executive Partners, LLC, a Delaware limited liability company (2)	March 19, 2008	$130,248.58
STIRR Black Canyon, LLC, a Delaware limited liability company	April 30, 2008	$1,030,000.00
STIRR 2155 Kalakaua, LLC, a Hawaii limited liability company	May 23, 2008	$791,341.00
STIRR USB Tower, LLC, a Delaware limited liability company	May 23, 2008	$1,220,000.00
Shidler Equities, L.P., a Hawaii limited partnership	September 25, 2009	$627,230.52
Reynolds Partners, L.P., a Hawaii limited partnership	September 25, 2009	$502,191.15

Holder	Date of Note	Principal Amount of Note
JRI Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
MJR Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
Lawrence J. Taff	September 25, 2009	$135,287.02
Shidler Equities L.P., a Hawaii limited partnership	February 6, 2014	$2,015,267.00
Reynolds Partners, a Hawaii limited partnership	February 6, 2014	$2,703,333.00
JRI Equities, LLC, a California limited liability company	February 6, 2014	$1,255,425.00
MJR Equities, LLC, a California limited liability company	February 6, 2014	$1,255,427.00
Lawrence J. Taff	February 6, 2014	$1,099,282.00
___________

(1)	As assignee of Note originally issued to POP Venture, LLC on March 19, 2008 in the principal amount of $12,000,000.00, and distributed and assigned on that date to N. Central, LLC.

(2)	As assignee of Note originally issued to N. Central, LLC on March 19, 2008 in the principal amount of $1,860,694.00.